John Hancock Variable Insurance Trust

Supplement dated June 21, 2017

to the Statement of Additional Information (the “SAI”) dated May 1, 2017

Money Market Trust (the “fund”)

The last two paragraphs of the “POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS” section of the SAI are amended and restated as follows:

Money Market Trust Portfolio Holdings Posted on a Website. Portfolio information for Money Market Trust is posted monthly on the website below. Information that is current as of the last business day of a month is posted no later than the fifth business day of the following month and will remain on the website for at least six months. Such information includes complete portfolio holdings by investment category as well as the overall dollar-weighted average maturity and dollar weighted average life of the portfolio. Money Market Trust reports more detailed portfolio holdings information to the SEC monthly on Form N-MFP. This information is made publicly available immediately upon the report’s filing with the SEC. In addition, each Business Day, Money Market Trust updates its website listed below to show for the preceding six months: the percentage of the fund’s total assets invested in Daily Liquid Assets and Weekly Liquid Assets; net inflows or outflows; and a schedule, chart, graph, or other depiction showing the fund’s NAV, calculated based on current market factors before applying the amortized cost, rounded to the fourth decimal place.

Money Market Trust Portfolio Holdings Website:

https://www.johnhancock.com/individual/products-and-services.html

You should read this Supplement in conjunction with the SAI and retain it for future reference.